UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 26, 2010 (July 26, 2010)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place,
Stamford, Connecticut	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
The information in Item 7.01 of this Form 8-K is incorporated herein by reference and is furnished to, but not filed with, the Securities and Exchange Commission in this Item 2.02.
Item 7.01 Regulation FD Disclosure
In connection with a proposed private placement of debt securities, Aircastle Limited (the “Company”) is disclosing to certain potential investors preliminary summary financial information for the six months ended June 30, 2010 and June 30, 2009 and updated information relating to recent acquisitions and financings, which had not been previously reported to the public. Accordingly, the Company is furnishing, as Exhibit 99.1, this information under Item 7.01 of this Current Report on Form 8-K.
The information included in this Item 7.01, including Exhibit 99.1 referenced in Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).
Item 9.01 Financial Statements and Exhibits
(d)	Exhibit 99.1 Summary financial information for the six months ended June 30, 2010 and June 30, 2009 and updated information relating to recent acquisitions and financings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)
By:	/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: July 26, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Summary financial information for the six months ended June 30, 2010 and June 30, 2009 and updated information relating to recent acquisitions and financings.